INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 12 to Registration Statement No. 333-96115 of Allstate Life Insurance Company Separate Account A (the "Account") of Allstate Life Insurance Company (the "Company") on Form N-4 of our report dated February 5, 2003 relating to the consolidated financial statements and the related financial statement schedules of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2002, to its use in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of the Account), which are part of such Registration Statement, and to the use of our report dated March 7, 2003 relating to the financial statements of the Account also appearing in such Statements of Additional Information.

We also consent to the references to us under the heading "Experts" in such Prospectus and Statements of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois
April  17, 2003

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                                   CONSENT OF
                                 FOLEY & LARDNER


         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses included in Post-Effective Amendment 12 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-96115).


                                            /s/  Foley & Lardner
                                            FOLEY & LARDNER


Washington, D.C.
March 26, 2003